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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)    April 10, 2002


                           MADISON RIVER CAPITAL, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                       333-36804               56-2156823
(State or Other Jurisdiction of    Commission File Number      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5.   Other Events

     On April 10, 2002, Madison River Capital, LLC's ("MRCL") parent company, Madison River Telephone Company, LLC ("MRTC") completed an agreement (the "Exchange Agreement") with the former shareholders of Coastal Utilities, Inc., a rural ILEC in Hinesville, Georgia, which, among other things, modifies certain provisions of the Coastal Communications, Inc. ("CCI") shareholders agreement that was entered into when CCI acquired Coastal Utilities in March 2000.

Under the terms of the Exchange Agreement, the former shareholders exchanged all of their Series B stock and 40%, or 120 shares, of their Series A stock in CCI for 18.0 million Class A member units in MRTC valued at $1 per unit and three term notes issued by MRTC, in the aggregate principal amount of $20.0 million, payable over eight years and bearing interest at approximately 8.4%.
In addition, CCI redeemed 30 shares of Series A stock retained by the former shareholders for $33,333.33 per share, or approximately $1.0 million, at the closing of the transaction. Under the terms of the amended shareholders agreement of CCI, the former shareholders have the right to require CCI to redeem their remaining 150 shares of Series A stock in increments not to exceed 30 shares at $33,333.33 per share, or an aggregate value of $1.0 million, in any thirteen-month period thereafter beginning May 31, 2003 and ending September 30, 2007.


ITEM 7.   Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.

       Not applicable

(b)    Pro forma financial information.

       Not applicable

(c)    Exhibits.

       10.1.4 Amendment No. 1 to the Shareholders Agreement, dated April 10, 2002, by and among Coastal Communications, Inc. and Daniel M. Bryant, G. Allan Bryant and The Michael E. Bryant Life Trust.

       10.28 Exchange Agreement, dated as of April 10, 2002, by and among Madison River Telephone Company, LLC, Coastal Communications, Inc., Daniel M. Bryant, G. Allan Bryant and The Michael E. Bryant Life Trust.

       99.1 Press release announcing the completion of an agreement between Madison River Telephone Company, LLC and the former shareholders of Coastal Utilities, Inc.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MADISON RIVER CAPITAL, LLC


Date:  April 11, 2002              /s/  PAUL H. SUNU
                                   ------------------------------------------
                                   Name:  Paul H. Sunu
                                   Title:  Managing Director, Chief Financial
                                           Officer and Secretary































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                                 EXHIBIT INDEX

   Exhibit
   Number                             Description
 -----------   ----------------------------------------------------------------
   10.1.4      Amendment No. 1 to the Shareholders Agreement, dated April 10,
               2002, by and among Coastal Communications, Inc. and Daniel M.
               Bryant, G. Allan Bryant and The Michael E. Bryant Life Trust

   10.28 Exchange Agreement, dated as of April 10, 2002, by and among Madison River Telephone Company, LLC, Coastal Communications, Inc., Daniel M. Bryant, G. Allan Bryant and The Michael E. Bryant Life Trust.

   99.1 Press release announcing the completion of an agreement between Madison River Telephone Company, LLC and the former shareholders of Coastal Utilities, Inc.